Earnings Per Share - Schedule of Earnings Per Share (Detail) - ARS ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Earnings per share [abstract]
Net Income (Loss) for the Year Attributable to Parent Company's Owners	$ 23,708,123	$ (5,331,559)	$ 10,450,740
Weighted Average Ordinary Shares	1,426,765	1,426,765	1,332,617
Earnings per Share	$ 16.62	$ (3.74)	$ 7.84